EXHIBIT 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert S. Keane, Paul C. Flanagan and Dean J. Breda, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities (until revoked in writing) to execute and file Registration Statements on Form S-8 of VistaPrint Limited (the “Company”) in connection with the registration by the Company of common shares, $.001 par value per share, of the Company under the Amended and Restated 2000-2002 Share Incentive Plan, the 2005 Equity Incentive Plan and the 2005 Non-Employee Directors’ Share Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, including pre- and post-effective amendments, with the Securities and Exchange Commission or any state securities commission or other governmental entity pertaining to such registration and sale, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

Executed as of this 10th day of November, 2005.

/s/ Daniel Ciporin
Print Name: Daniel Ciporin

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert S. Keane, Paul C. Flanagan and Dean J. Breda, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities (until revoked in writing) to execute and file Registration Statements on Form S-8 of VistaPrint Limited (the “Company”) in connection with the registration by the Company of common shares, $.001 par value per share, of the Company under the Amended and Restated 2000-2002 Share Incentive Plan, the 2005 Equity Incentive Plan and the 2005 Non-Employee Directors’ Share Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, including pre- and post-effective amendments, with the Securities and Exchange Commission or any state securities commission or other governmental entity pertaining to such registration and sale, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

Executed as of this 10th day of November, 2005.

/s/ George Overholser
Print Name: George Overholser

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert S. Keane, Paul C. Flanagan and Dean J. Breda, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities (until revoked in writing) to execute and file Registration Statements on Form S-8 of VistaPrint Limited (the “Company”) in connection with the registration by the Company of common shares, $.001 par value per share, of the Company under the Amended and Restated 2000-2002 Share Incentive Plan, the 2005 Equity Incentive Plan and the 2005 Non-Employee Directors’ Share Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, including pre- and post-effective amendments, with the Securities and Exchange Commission or any state securities commission or other governmental entity pertaining to such registration and sale, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

Executed as of this 10th day of November, 2005.

/s/ Richard T. Riley
Print Name: Richard T. Riley

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert S. Keane, Paul C. Flanagan and Dean J. Breda, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities (until revoked in writing) to execute and file Registration Statements on Form S-8 of VistaPrint Limited (the “Company”) in connection with the registration by the Company of common shares, $.001 par value per share, of the Company under the Amended and Restated 2000-2002 Share Incentive Plan, the 2005 Equity Incentive Plan and the 2005 Non-Employee Directors’ Share Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, including pre- and post-effective amendments, with the Securities and Exchange Commission or any state securities commission or other governmental entity pertaining to such registration and sale, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

Executed as of this 11th day of November, 2005.

/s/ Fergal J. Mullen
Print Name: Fergal J. Mullen

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert S. Keane, Paul C. Flanagan and Dean J. Breda, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities (until revoked in writing) to execute and file Registration Statements on Form S-8 of VistaPrint Limited (the “Company”) in connection with the registration by the Company of common shares, $.001 par value per share, of the Company under the Amended and Restated 2000-2002 Share Incentive Plan, the 2005 Equity Incentive Plan and the 2005 Non-Employee Directors’ Share Option Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, including pre- and post-effective amendments, with the Securities and Exchange Commission or any state securities commission or other governmental entity pertaining to such registration and sale, granted unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

Executed as of this 10th day of November, 2005.

/s/ Louis Page
Print Name: Louis Page